Advantus Series Fund, Inc.

Supplement dated October 17, 2008 to the Prospectus of Advantus
Series Fund, Inc. (the ?Fund?) dated May 1, 2008

This supplement updates certain information contained in the Prospectus and should be attached to the Prospectus and retained for future reference.

Money Market Portfolio

The Fund on behalf of the Money Market Portfolio (the ?Portfolio?), has applied for participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the ?Guarantee Program?). The Guarantee Program provides coverage to shareholders of record for amounts they held in the Money Market Portfolio as of the close of business on September 19, 2008 (?Eligible Shareholders?). (Minnesota Life Insurance Company owns all of the shares of the Portfolio through its separate accounts, and is its sole shareholder of ?record.? The Portfolio is an underlying investment vehicle used by variable annuity and variable life insurance contracts. The owners of such contracts shall be considered by the Portfolio as shareholders for purposes of the Guarantee Program.) Subsequent contributions by existing or new shareholders are not covered by the Guarantee Program. The Guarantee Program will be triggered if the Money Market Portfolio?s net asset value falls below $0.995 (a ?Guarantee Event?).

If a Guarantee Event occurs, certain conditions are necessary for receiving a Guarantee Payment from the U.S. Treasury:

1.	The Fund?s Board shall promptly initiate the actions
necessary under applicable state and federal law to commence the liquidation of the Portfolio, including ceasing the declaration and payment of dividends and suspending the redemption of its shares.

2.	The Portfolio shall be liquidated on or before the
30th day following the occurrence of a Guarantee
Event, unless the Treasury, in its sole and absolute discretion, after taking into account prevailing market conditions, consents in writing to a later date.

The number of shares guaranteed under the Guarantee Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares owned by an Eligible Shareholder when a Guarantee Event occurs. The Guarantee Program only applies to Eligible Shareholders who continuously maintain a positive account balance from September 19, 2008 until the date a Guarantee Event occurs. An Eligible Shareholder will receive in the aggregate $1.00 per protected share upon liquidation of the Portfolio pursuant to the Guarantee Program (subject to adjustment and the overall limit of $50 billion currently available under the Guarantee Program to all money market funds participating in the Guarantee Program). Payments will be made by the Treasury under the Guarantee Program on a first come, first served basis, based on the date of receipt by Treasury of a request for payment. If there are insufficient funds under the Guarantee Program to pay all requests for payment, then available funds under the Guarantee Program will be paid pro rata among funds that submitted their request to Treasury on the same day based on the number of shares in those funds covered under the Guarantee Program.

The Guarantee Program will exist for an initial three-month period expiring on December 18, 2008. Subsequently, the Treasury
Department will review the need and terms for extending the Guarantee Program up to the close of business on September 18, 2009, and the Portfolio may continue to participate, but is not required to do so.

Participation in the initial three months of the Guarantee Program (i.e., until December 18, 2008) required a payment to the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio.

You can contact the Fund at 1-800-995-3850 for more information regarding the Fund?s participation in the Guarantee Program. As of the date of this Supplement, more information about the Guarantee Program is available at http://www.ustreas.gov.

Summary ? Bond Portfolio

The following is added as a new paragraph following the second paragraph on page 2:

The Portfolio?s benchmark index is the Lehman Brothers Aggregate Bond Index (the ?Index?), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Portfolio?s investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Portfolio holds securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Portfolio typically holds similar, but not identical securities represented in the Index. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the Portfolio Manager from time to time, and my vary significantly from the Index exposure.

Summary ? Mortgage Securities Portfolio

The following is added as a new paragraph following the second paragraph on page 18:

The Portfolio?s benchmark index is the Lehman Brothers Mortgage-Backed Securities Index (the ?Index?). The Index is an unmanaged benchmark composite which includes fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Portfolio has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Portfolio is determined by the Portfolio Manager, and may vary significantly from the Index exposure.
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